SUPPLEMENT DATED JULY 21, 2005

TO THE

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

FOR EACH OF THE

FUNDS INDICATED BELOW

Prospectus The information set forth under the heading “Financial Highlights” in the Prospectus for each Fund listed below is amended to insert the following prior to the financial highlight tables:

PricewaterhouseCoopers LLP has resigned as the independent registered public accounting firm for the Fund effective June 22, 2005. The Fund’s Audit Committee has approved the engagement of KPMG LLP as the Fund’s new independent registered public accounting firm for the Fund’s current fiscal year. A majority of the Fund’s Board of Trustees, including a majority of the independent Trustees, approved the appointment of KPMG LLP, subject to the right, of the Fund, by a majority vote of the shareholders at any meeting called for that purpose, to terminate the appointment without penalty.

The reports of PricewaterhouseCoopers LLP on the Fund’s financial statements for each of the last two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. There have been no disagreements with PricewaterhouseCoopers LLP during the Fund’s two most recent fiscal years and any subsequent interim period on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused them to make reference thereto in their reports on the financial statements for such years.

Statement of Additional Information The information set forth under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information for each Fund listed below is revised in its entirety to read as follows:

PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) served as the Fund’s independent registered public accounting firm for the periods covered by the financial statements and financial highlights included or incorporated by reference in the Prospectus and Statement of Additional Information. PricewaterhouseCoopers’ address is 300 Madison Avenue, New York, NY 10017.

As of June 22, 2005, KPMG LLP, 757 Third Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Fund.

The back cover page of the Statement of Additional Information is revised accordingly.

Name of Fund	Date of Prospectus and Statement of Additional Information
Citi Premium Liquid Reserves	December 31, 2004
Citi Institutional Liquid Reserves	December 31, 2004
Citi Cash Reserves	December 31, 2004
Smith Barney Diversified Large Cap Growth Fund	February 25, 2005
Smith Barney Small Cap Growth Opportunities Fund	February 25, 2005
Smith Barney International Large Cap Fund	April 29, 2005
Smith Barney Small Cap Growth Opportunities Portfolio	April 29, 2005
Smith Barney Emerging Markets Equity Fund	January 4, 2005

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